UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2010

CHINA GREEN CREATIVE, INC.

(Exact name of registrant as specified in charter)

Nevada	333-147084	83-0506099
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24th Floor, Unit 03, Great China International Exchange Square No. 1 Fuhua Rd. Futian District, Shenzhen, Guangdong Province, China 518034	518034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 86-755-23998799

NA

 (Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 3, 2010, the Company dismissed its principal independent accountants, Ronald R. Chadwick, P.C. (“Chadwick”). The decision to dismiss Chadwick as the Company’s principal independent accountant was approved by the Company’s Board of Directors on October 20, 2009. Chadwick’s report on the Company’s financial statements for the fiscal years ended June 30, 2009 and 2008 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles except as stated herein.

Except as stated herein, during the period from Chadwick’s engagement through the date of Chadwick’s dismissal, there were no disagreements with Chadwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chadwick, would have caused Chadwick to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such period. None of the “reportable events” described under Item 304(a)(1)(iv) of Regulation S-K occurred within the period of Chadwick’s engagement.  The audit report relating to the audit of China Green Creative, Inc.’s financial statements for the year ended June 30, 2009 and filed on September 4, 2009 indicated the auditors’ substantial doubt about the Company’s ability to continue as a going concern because, at those times, the Company required additional funds to meet its obligations and the costs of its operations.

On October 20, 2009, the Company engaged Madsen & Associates CPA Inc. (“Madsen”) as its new principal independent accountants, effective immediately upon the dismissal of Chadwick. The decision to engage Madsen as the Company’s principal independent accountants was approved by the Company’s Board of Directors on October 20, 2009. During the period that Chadwick was the Registrant’s independent registered public accounting firm, the Registrant (or someone on its behalf) had not consulted with Madsen, or any other auditor, regarding any accounting or audit concerns for the two most recent years and the subsequent interim period through the date the firm was engaged, to include, but not by way of limitation, those stated in Item 304 of Regulation S-K.

 The Registrant has provided Chadwick with a copy of this Current Report on Form 8-K before it was filed and requested that Chadwick furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Chadwick’s letter May 5, 2010 is filed as Exhibit 16 to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

16.1	Letter from RONALD R. CHADWICK, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Green Creative, Inc.

By:	/s/ Ye Xin Zhang
Name: Ye Xin Zhang
Title: Chief Executive Officer

Dated: May 5, 2010